Fees Summary	Sep. 14, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	14,849.65
Total Transaction Valuation	107,528,243.20
Total Offset Amount	0.00
Net Fee	$ 14,849.65